COMPANY INC.

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (“Agreement”) is made as of Date __, 2014, by and between Company Inc., a STATE corporation (the “Company”), and each of the purchasers who execute the Purchaser Signature Page hereto (the “Purchaser”).

RECITALS

A.           The Company desires to obtain funds from each Purchaser in order to provide [working capital for marketing, acquisitions, expansion and to further the operations of the Company.]

B.           The Company is offering Units (the “Units”), each Unit comprised of (i) [_________] shares of its common stock, $0.001 par value per share (the “Common Stock” and, the shares of Common Stock offered herein, being sometimes referred to herein as the “Shares”), and (ii) Warrants in the form as annexed hereto as Exhibit A (the “Warrants”), to purchase an [      ] number of shares of Common Stock at an exercise price of $[_____] per share (the “Warrant Shares”), at a purchase price (the “Purchase Price”) of $[_______] per Unit (i.e. $[_____] per Share and Warrant). The Shares, Warrants and Warrant Shares are sometimes collectively referred to herein as the “Securities.”

C.           Purchasers understand that there is a great deal of risk, illiquidity and uncertainty in the purchase of the Units herein, and that no assurance can be made that the Company will complete its business plan or, if completed, that it will be successful in doing so. Purchasers have received and examined all of the Company’s SEC Reports (as defined in Section 3.7.1), including, without limitation, any risk factors therein, a Confidential Summary Term Sheet dated as of Date ____, 2014, and Company Presentation (the “PPT”)] together containing such information as, among other things, [a detailed description of this offering, the company and historical and selected pro-forma financials] and understand that an investment herein entails a high degree of risk and illiquidity, including loss of Purchaser’s entire investment.

D.           The offering of Units is being made directly by the Company through the Placement Agent (as hereinafter defined), to accredited investors only, under Regulation S and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), on a “best efforts, $5 million minimum” basis, wherein a minimum of [___] Units or [_________] Shares, [_______] Warrants will be sold although the Company and Placement Agent have the discretion to increase the size of the offering.

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E.           The Placement Agent and the Company have consented to the appointment of [___________________________] as independent Escrow Agent (the “Escrow Agent”), pursuant to the terms of the Escrow Deposit Agreement (the “Escrow Agreement”) annexed hereto as Exhibit B. All funds will be held in a non-interest bearing money market or other account with Escrow Agent. The Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered to escrow with the appropriate subscription documents and the minimum offering amount of $2,000,000 ([___] Units)] has been raised in accepted funds and subscriptions, the Escrow Agent may, at the request of the Placement Agent and Company together, disburse funds from escrow and conduct a Closing without any consent of or notice to Purchasers. The Placement Agent or Company may reject any subscriptions in whole or in part or elect not to close, for any reason or for no reason and shall cause the Escrow Agent to return funds to the Purchaser to the extent of funds tendered for subscriptions which have not been accepted, or, retain the right to hold the same in escrow for acceptance at a future Closing, until termination of the offering, at which time, any unused subscription funds shall be returned to Purchaser. The offering will remain open until Date 31, 2014, unless earlier terminated by the Company or Placement Agent, unless extended for 30 days at the sole discretion of the Placement Agent and Company (which extension may be made without consent of Purchasers whose moneys may be in escrow).

AGREEMENT

It is agreed as follows:

1.           PURCHASE AND SALE OF UNITS.

1.1           Purchase and Sale. In reliance upon the representations and warranties of the Company and each Purchaser contained herein and subject to the terms and conditions set forth herein, at Closing, each Purchaser shall purchase, and the Company shall sell and issue to each Purchaser, Units comprised of the number of Shares and Warrants set forth on the signature page annexed to the end of this Agreement as executed by such Purchaser (the “Purchaser Signature Page”), issued in such Purchaser’s name, at a purchase price of $[_______] per Unit (the “Purchase Price”)

2.           CLOSING.

2.1           Date and Time. The sale of Units will take place in one or more closings (“Closing”), subject to the satisfaction of all the parties hereto of their obligations herein. The Purchasers shall submit an executed copy of this Agreement to the Company and the Placement Agent along with the Purchase Price by bank wire (or, with the consent of the Placement Agent, by check) directly to the Escrow Agent. The Closing of the sale of Units contemplated by this Agreement shall take place from time to time as subscriptions are received, without any consent of, or notice to, Purchasers. Subscriptions that are not accepted will be returned with any funds (less wire fees). The Closing shall take place at the offices of the Company or at such other place as the Company and the Placement Agent shall agree in writing (each, a “Closing Date”) on or before Date 31, 2014, unless otherwise extended by the Company and Placement Agent up to a maximum of 30 days (the “Termination Date”).

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2.2           Escrow Agent. The Placement Agent and the Company have consented to the appointment of [__________________] as independent Escrow Agent and have all accepted the terms of the non-interest bearing Escrow Agreement, in the form as annexed hereto as Exhibit B (the “Escrow Agreement”). All amounts to be paid by Purchasers shall be deposited prior to the Closing into the escrow account (the “Escrow”) maintained by “Escrow Agent” pursuant to the terms of an Escrow Agreement and may be immediately drawn upon at each Closing; provided, however, that the minimum offering amount of $2,000,000 has been raised. Purchasers will not have an opportunity to approve of a Closing or request refund of any moneys held in escrow after a Closing has occurred during the offering period. Purchasers acknowledge and agree that their subscriptions are irrevocable and binding commitments on the part of the Purchaser and that once their funds have been tendered to escrow with the appropriate subscription documents and their subscription received, the Escrow Agent may, at the request of the Placement Agent and Company together, disburse funds from escrow and conduct a Closing without any consent or notice to Purchasers. The Placement Agent or Company may reject any subscriptions in whole or in part for any reason or for no reason and shall cause the Escrow Agent to return funds to the Purchaser to the extent of such non accepted funds, or, retains the right to hold the same in escrow for acceptance or rejection at a future closing, until termination of the offering, at which time, any unused subscription funds shall be returned to Purchaser.

3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

As a material inducement to each Purchaser to enter into this Agreement and to purchase the Units and for the Placement Agent to assist in placing the offering, the Company represents and warrants that the following statements are true and correct in all material respects as of the date hereof and will be true and correct in all material respects at Closing, except as expressly qualified or modified herein. All references in this Section 3 to the Shares, Warrants or Warrant Shares or Securities shall be deemed to include the Placement Agent Shares, Placement Agent Warrants (each as defined in Section 7 below) and shares issuable upon exercise of the Placement Agent Warrants, unless the context requires otherwise.

3.1           Organization and Good Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has full corporate power and authority to enter into and perform its obligations under this Agreement, and to own its properties and to carry on its business in all jurisdictions as presently conducted and as proposed to be conducted. The Company and its subsidiaries (the “Subsidiaries”) have all government and other licenses and permits and authorizations to do business in all jurisdictions where their activities require such license, permits and authorizations, except where failure to obtain any such license, permit or authorization will not have a Material Adverse Effect, as defined herein.

3.2           Capitalization. As of [Date ___, 2014], the Company is authorized to issue [______________] shares of Common Stock, of which, [__________] shares were issued and outstanding, and [___________] shares of preferred stock authorized, none of which is or has been issued or outstanding or designated or otherwise agreed to be issued or outstanding and none of which has been or is designated as a series or class with any specific rights or privileges. All outstanding shares of the Company’s capital stock have been duly authorized and validly issued, and are fully paid, nonassessable, and free of any preemptive rights. There is only one class and series of common stock of the Company, without any special series, rights, preferences or designations assigned to any particular shares of Common Stock. Other than Excepted Issuances, as defined herein, the Company does not have any outstanding notes, convertible debt, derivative securities or notes other than as specifically set forth on Schedule 3.2 hereto which are convertible into or exercisable for Common Stock, and which do not have anti-dilution rights or protections except as disclosed in the SEC Reports (as hereinafter defined).

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3.3           Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement, the Warrants and any other transaction documents relating to this Agreement (collectively the “Transaction Documents”), (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares hereby or the Warrant Shares upon exercise of the Warrants. The Transaction Documents constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.4           Valid Issuance of Securities. The Shares have been duly and validly authorized and, upon issuance, will be validly issued, fully paid and non-assessable. The Company has reserved 110% of the number of shares into which the Warrants are exercisable for issuance upon exercise of the Warrants. The Warrants have been duly and validly authorized, and, the Warrant Shares, when and if issued in accordance with the terms of the Warrants, shall be validly issued, fully paid and non-assessable. The Shares (and any Additional Shares in the event of an adjustment as provided below), upon issuance are, and the Warrant Shares, upon issuance in accordance with the Warrants will be, free and clear of any security interests, liens, claims or other encumbrances, other than restrictions upon transfer under federal and state securities laws. The shares of each Subsidiary are duly authorized, validly issued, fully paid and non assessable and held by the Company which has sole, and unencumbered marketable title and is the sole owner.

3.5           No Conflict, Breach, Violation or Default; Third Party Consents. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s Articles of Incorporation or the Company’s Bylaws, both as in effect on the date hereof (collectively, the “Company Documents”), or (ii) any statute, rule, regulation or order of any governmental agency, self regulatory agency, securities regulatory or insurance regulatory agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its assets or properties, or (iii) any material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its assets or properties is subject; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. No approval of or filing with any governmental authority is required for the Company to enter into, execute or perform this Agreement or any Transaction Document.

3.6           No Material Adverse Change. Since September 30, 2013, except as identified and described in the SEC Reports (as defined below) or as described on Schedule 3.6, there has not been:

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(i)          any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the Company’s Annual Report on Form 10-Q for the fiscal quarter ended September 30, 2013 except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a material adverse effect on the Company’s assets, properties, financial condition, operating results or business of the Company taken as a whole other than an effect primarily or proximately resulting from (A) changes in general economic or market conditions affecting the industry generally in which the Company operates, which changes do not disproportionately affect the Company as compared to other similarly situated participants in the industry in which the Company operates; (B) changes in applicable law or United States generally accepted accounting principles (“GAAP”); and (C) acts of terrorism, war or natural disasters which do not disproportionately affect the Company (as such business is presently conducted) (a “Material Adverse Effect”), individually or in the aggregate;

(ii)         any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

(iii)        any material damage, destruction or loss, whether or not covered by insurance, to any assets, licenses, government permits, self regulatory agency permit or license, or properties of the Company;

(iv)        any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(v)         any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which has not had a Material Adverse Effect;

(vi)        any change or amendment to the Company Documents, or material change to any material contract or arrangement by which the Company is bound or to which any of its assets or properties is subject;

(vii)       any material labor difficulties, labor disputes, non-compete or similar disputes, or labor union organizing activities with respect to employees of the Company;

(viii)      any material transaction entered into by the Company other than in the ordinary course of business;

(ix)         the loss of the services of any key employee, salesperson, or material change in the composition or duties of the senior management of the Company;

(x)          the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect;

(xi)         any default of any indebtedness or, to the knowledge of the Company, breach of contract agreement, in each case with aggregate liabilities of greater than $50,000;

(xii)        any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

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3.7         SEC Reports and Financial Statements.

3.7.1           The Company has made available to each Purchaser through the SEC’s EDGAR system accurate and complete copies (excluding copies of exhibits) of each report, registration statement, and definitive proxy statement filed by the Company with the United States Securities and Exchange Commission (“SEC”) since December 31, 2011 (collectively, the “SEC Reports”). All statements, reports, schedules, forms and other documents required to have been filed by the Company with the SEC have been so filed. As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the SEC Reports complied in all material respects with the applicable requirements of the Securities Act , or the Securities Exchange Act of 1934 (the “1934 Act”), as amended; and (ii) none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

3.7.2           [Except for the pro forma financial statements, if any,] the financial statements contained in the SEC Reports: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto at the time of filing and as of the date of each Closing; (ii) were prepared in accordance with GAAP applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to normal and recurring year-end audit adjustments which will not, individually or in the aggregate, be material in amount); and (iii) fairly present, in all material respects, the financial position of the Company as of the respective dates thereof and the results of operations of the Company for the periods covered thereby, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. All adjustments considered necessary for a fair presentation of the financial statements have been included.

3.8         Securities Law Compliance. Without consideration of the actions of the Placement Agent (as defined in Section 7 herein), and assuming the accuracy of the representations and warranties of each Purchaser set forth in Section 4 of this Agreement, the offer and sale of the Securities comprising the Units will constitute an exempted transaction under the Securities Act, and registration of the Shares, Warrants or Warrant Shares under the Securities Act for issuance herein is not required. The Company shall make such filings as may be necessary to comply with the Federal securities laws and the “blue sky” laws of any state in connection with the offer and sale of the Securities, which filings will be made in a timely manner.

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3.9         Tax Matters. The Company has timely prepared and filed all tax returns required to have been filed by the Company with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company nor, to the Company’s Knowledge (as hereinafter defined), any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company, taken as a whole. All taxes and other assessments and levies that the Company is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company’s Knowledge, threatened against the Company or any of its assets or property. There are no outstanding tax sharing agreements or other such arrangements between the Company or other corporation or entity. For the purposes of this agreement, “Company’s Knowledge” means the actual knowledge of the executive officers (as defined in Rule 405 under the Securities Act) of the Company.

3.10       Title to Properties. Except as disclosed in the SEC Reports and on Schedule 3.10, the Company has good and marketable title to all real properties and all other properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Reports, the Company holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

3.11       Intellectual Property.

Except as set forth in Schedule 3.11:

(i)          All Intellectual Property (as hereinafter defined) of the Company or its Subsidiaries is currently in compliance with all legal requirements (including timely filings, proofs and payments of fees) and is valid and enforceable. No Intellectual Property of the Company which is necessary for the conduct of Company’s businesses as currently conducted has been or is now involved in any cancellation, dispute or litigation, and, to the Company’s Knowledge, no such action is threatened. The term “Intellectual Property” as used in this Agreement shall mean, all patents, patent applications, provisional patent applications, trade secrets, research, proprietary trade secrets, business plans, tactics, know-how, or similar information of the Company or any of its subsidiaries.

(ii)         All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company’s business as currently conducted to which the Company is a party or by which any of its assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, “License Agreements”) are valid and binding obligations of the Company and, to the Company’s Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors’ rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a default by the Company under any such License Agreement.

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(iii)        The Company owns or has the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company’s business as currently conducted and for the ownership, maintenance and operation of the Company’s properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company’s business. The Company has a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the business of the Company.

(iv)        To the Company’s Knowledge, the conduct of the Company’s business as currently conducted does not infringe or otherwise impair or conflict with (collectively, “Infringe”) any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company’s Knowledge, the Intellectual Property and Confidential Information of the Company which are necessary for the conduct of the Company’s business as currently conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company’s Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and the Company’s use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company’s Knowledge, there is no valid basis for the same.

(v)         The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company’s ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of the Company’s business as currently conducted.

(vi)        The Company has taken reasonable steps to protect the Company’s rights in its Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company’s business as currently conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company’s standard forms thereof, except where the failure to do so has not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate. Except under confidentiality obligations, there has been no material disclosure of any Confidential Information to any third party.

3.12       Environmental Matters.

(a)          The Company is in compliance with all applicable environmental laws, including, but not limited to, possessing and complying with all approvals, consents, licenses, permits, authorizations, waivers and certificates and other governmental authorizations required for their operations under applicable environmental laws, except for matters that have been fully resolved with the applicable governmental entity or where failure to be in compliance would not be material to the business or operations of the Company.

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(b)          During the eighteen (18) month period ending on the date hereof, except as disclosed on Schedule 3.12 and as reported in the SEC Reports, there is no claim, demand, complaint, action, cause of action, investigation, request for information or notice by any Person alleging potential liability under any environmental laws (an “Environmental Claim”) pending or, to the knowledge of the Company, threatened against the Company or against any Person whose liability for any Environmental Claim, the Company has or may have retained or assumed, either contractually or by operation of law, which would be material to the business or operations of the Company.

(c)          There are no circumstances or conditions, including, without limitation, the release, threatened release or presence of any Hazardous Material which would reasonably be expected to form the basis of any Environmental Claim against the Company, or to the knowledge of the Company, against any Person whose liability for any Environmental Claim the Company has or may have retained or assumed either contractually or by operation of law, in each case which would be material to the business or operations of the Company.

(d)          Neither the Company, nor, to the knowledge of Company, any other Person has placed, stored, handled, deposited, discharged, buried, dumped, disposed of or released any Hazardous Materials produced by, or resulting from, any of the Company’s operations, at any real property currently owned or leased or at any real property formerly owned, operated or leased by the Company, except for inventories of such substances to be used, and wastes generated therefrom, in the ordinary course of business of the Company (which inventories and wastes, if any, were and are stored or disposed of in accordance with applicable environmental laws), and except, in each case, as would not be material to the business or operations of the Company.

(e)          For the purposes of this Section 3.12, “Hazardous Materials” means all substances defined as Hazardous Substances, Oils, Pollutants or Contaminants in the National Oil and Hazardous Substances Pollution Contingency Plan, 40 C.F.R. § 300.5, or defined as such by, or regulated as such under, any environmental law, including any petroleum or petroleum products, by-products or derivatives, radon, toxic mold and asbestos or asbestos-containing materials.

3.13         Litigation. There are no pending material actions, suits or proceedings against or affecting the Company, or any of its properties; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened or contemplated against the Company, other than minor litigation entered into in the ordinary course of business.

3.14         No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person, as defined below, acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities. “Person” means any individual, corporation, company, limited liability company, partnership, limited liability partnership, trust, estate, proprietorship, joint venture, association, organization or entity.

3.15         No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the Securities Act. For purposes of this Agreement, “Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls (as that term is defined in the Securities Act), is controlled by, or is under common control with, such Person.

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3.16         Questionable Payments. To the Company’s Knowledge, none of its current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company, has on behalf of the Company or in connection with its business: (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (iii) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (iv) made any false or fictitious entries on the books and records of the Company; or (v) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

3.17         Transactions with Affiliates. Except as disclosed in the SEC Reports, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

3.18         Internal Controls. Except as set forth in the SEC Reports, the Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect. Except as set forth in the SEC Reports, the Company maintains, and will use commercially reasonable best efforts to maintain, a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements and to maintain asset accountability both in conformity with GAAP and the applicable provisions of the 1934 Act, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as set forth in the SEC Reports, the Company has established disclosure controls and procedures (as defined in the 1934 Act Rules 13a-14 and 15d-14) and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 308 of Regulation S-K for smaller reporting companies) or, to the Company’s Knowledge, in other factors that could significantly affect the Company’s internal controls.

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3.19         Disclosures. Neither the Company nor any Person acting on any of their behalf has provided the Purchasers or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the Purchasers in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

3.20         No Market Manipulation. The Company and its Affiliates have not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

3.21         Information Concerning Company; Adequacy of Offering Documents. The Transaction Documents (including documents incorporated by reference therein and herein) contain all material information relating to the Company and its operations and financial condition as of their respective dates which information is required to be disclosed therein. Since the date of the financial statements included in the Form 10Q filed for the period ended September 30, 2014, and except as modified in the Transaction Documents, or in the Schedules hereto, there has been no Material Adverse Effect relating to the Company's business, financial condition or affairs. The Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, taken as a whole, not misleading in light of the circumstances when made.

3.22         Stop Transfer. The Company or its successor in interest, will not issue any stop transfer order with any transfer agent or trading authority, or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the affected Purchaser.

3.23         No General Solicitation. Neither the Company, nor any of its Affiliates, nor to Company’s Knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

3.24         Dilution. The Company's executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company. The Board of Directors of the Company has concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company. The Company specifically acknowledges that its obligation to issue the Warrant Shares upon exercise of the Warrants, is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other shareholders of the Company or parties entitled to receive equity of the Company.

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3.25         Foreign Corrupt Practices. Neither the Company, nor to the Company’s Knowledge, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

3.26         OFAC. Neither Company, nor to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the same, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and Seller will not directly or indirectly use the proceeds of the sale of the Common Stock, or lend, contribute or otherwise make available such proceeds to joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

3.27         Anti-Money Laundering. The operations of the Company have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving Company with respect to the Money Laundering Laws is pending or, to the best knowledge of Company, threatened.

3.28         Third Party Beneficiaries. The Company acknowledges that the Placement Agent, its representatives, and other selling agents (if any), are direct intended beneficiaries of the representations and warranties made hereby in respect of all of the Placement Agent Shares or Warrants issued to them or their affiliates, and, are also deemed third party beneficiaries to the representations and warranties made hereby to the Purchasers.

4.           REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER.

Each Purchaser individually and not jointly hereby represents warrants and covenants with the Company as follows. For avoidance of doubt, these warranties and representations are made to the Company as well as to the Placement Agent and their agents and representatives and affiliates and other members of the selling group (if any) and their representatives and affiliates, as third party beneficiaries hereto:

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4.1         Legal Power. Each Purchaser has the requisite individual, corporate, partnership, limited liability company, trust, or fiduciary power, as appropriate, and is authorized, if such Purchaser is a corporation, partnership, limited liability company, or trust, to enter into this Agreement, to purchase the Units hereunder, and to carry out and perform its obligations under the terms of this Agreement or any other Transaction Documents to which it is a party.

4.2         Due Execution. The execution and performance of the terms under this Agreement and the Accredited Investor Questionnaire commencing Page SP-2 appended at the end of this Agreement (the “Questionnaire”) and Purchaser Signature Page hereto, have been duly authorized, if such Purchaser is a corporation, partnership, limited liability company, trust or fiduciary, executed and delivered by such Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of such Purchaser.

4.3         Access to Information. Each Purchaser understands that an investment in the Securities involves a high degree of risk and illiquidity, including, risk of loss of their entire investment. Each Purchaser also understands that the Company has limited capital and is not profitable. Each Purchaser represents that such Purchaser has been given full and complete access to the Company for the purpose of obtaining such information as such Purchaser or its qualified representative has reasonably requested in connection with the decision to purchase the Shares. Each Purchaser represents that such Purchaser has received and reviewed copies of the SEC Reports. Each Purchaser represents that such Purchaser has been afforded the opportunity to ask questions of the officers of the Company regarding its business prospects and the Units, all as such Purchaser or such Purchaser’s qualified representative have found necessary to make an informed investment decision to purchase the Units.

4.4         Restricted Securities.

4.4.1           Each Purchaser has been advised that none of the Securities have been registered under the Securities Act or any other applicable securities laws and that Units are being offered and sold pursuant to Section 4(2) of the Securities Act and/or Rule 506 of Regulation D and/or Regulation S thereunder, and that the Company’s reliance upon Section 4(2) and/or Rule 506 of Regulation D and/or Regulation S is predicated in part on such Purchaser representations as contained herein (including, for avoidance of doubt, the Questionnaire). Each Purchaser acknowledges that the Securities will be issued as “restricted securities” as defined by Rule 144 promulgated pursuant to the Securities Act. None of the Securities may be resold in the absence of an effective registration thereof under the Securities Act and applicable state securities laws unless, in the opinion of counsel reasonably satisfactory to the Company, an applicable exemption from registration is available.

4.4.2           Each Purchaser represents that such Purchaser is acquiring the Units for such Purchaser’s own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities laws.

4.4.3           Each Purchaser understands and acknowledges that the certificates representing the Shares, Warrants and, if issued, the Warrant Shares, will bear substantially the following legend:

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“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”

4.4.4           Each Purchaser acknowledges that an investment in the Units is not liquid and is transferable only under limited conditions. Each Purchaser acknowledges that such Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Each Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of restricted securities subject to the satisfaction of certain conditions and that such Rule is not now available and, in the future, may not become available for resale of any of the Securities. Each Purchaser is an “accredited investor” as defined under Rule 501 under the Securities Act.

4.4.5           The representations made by each Purchaser on the Questionnaire (commencing page SP-2 appended at the end hereof) and Purchaser Signature Page are true and correct.

4.5         Purchaser Sophistication and Ability to Bear Risk of Loss. Each Purchaser acknowledges that it is able to protect its interests in connection with the acquisition of the Securities and can bear the economic risk of investment in such Securities without producing a material adverse change in such Purchaser’s financial condition. Each Purchaser, either alone or with such Purchaser’s representative(s), otherwise has such knowledge and experience in financial or business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

4.6         Purchases by Groups. Each Purchaser represents, warrants and covenants that it is not acquiring the Units as part of a group within the meaning of Section 13(d)(3) of the 1934 Act or otherwise purchasing with intent to control voting over the Company.

4.7         Independent Investigation. Each Purchaser in making his decision to purchase the Units herein, has relied solely upon an independent investigation made by him and his legal, tax and/or financial advisors and, is not relying upon any oral representations of the Company or the Placement Agent.

4.8         No Advertising. Each Purchaser has not received any general solicitation or advertising regarding the offer of the Units.

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4.9           Certain Trading Activities. Each Purchaser has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with such Purchaser, engaged in any transactions in the securities of the Company (including, without limitation, any short sales involving the Company’s securities) since the time that such Purchaser was first contacted by the Company or the Placement Agent regarding the investment in the Company contemplated by this Agreement. Each Purchaser covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will engage in any transactions in the securities of the Company (including short sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.

4.10         Placement Agent Review. Each Purchaser acknowledges that Brean Capital, LLC as “Placement Agent,” nor any of Placement Agent’s representatives, sub-agents, or affiliates, has made a purchase recommendation, research report or provided a rating, opinion, buy or sell recommendation, or, independently verified the accuracy, completeness, materiality or otherwise, of any information, representation or warranty contained in this Purchase Agreement, the SEC Reports, or any offering materials provided, that such placement agent related entities and their principals shall have no liability for any representation (express or implied) contained in, or for any omissions from, the Purchase Agreement or any offering documents provided or any other written or oral communications transmitted to the recipient in the course of his or her evaluation of the investment, and that it is understood that each prospective investor will make an independent investigation and analysis of a potential investment in the Company with its legal, tax or financial advisors, and will be relying upon same in making any such investment.

4.11         Regulation S; Non-U.S. Person Status. For purposes of compliance with the Regulation S exemption for the offer and sale of the Securities to non-U.S. Persons, if the Purchaser is not a “U.S. Person,” as such term is defined in Rule 902(k) of Regulation S,1 the Purchaser represents and warrants they are a person or entity that is outside the United Sates, and further represents and warrants as follows:

1 Regulation S provides in part as follows:

1.	“U.S. person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if: (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act of 1933, as amended, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

2.	The following are not “U.S. persons”: (i) any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) an executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) the estate is governed by foreign law; (iii) any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settler if the trust is revocable) is a U.S. person; (iv) an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) any agency or branch of a U.S. person located outside the United States if: (A) the agency or branch operates for valid business reasons; and (B) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) the International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.

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4.11.1  The Purchaser is not acquiring the Securities for the account or benefit of a U.S. Person.

4.11.2  If the Purchaser is a legal entity, it has not been formed specifically for the purpose of investing in the Company.

4.11.3  The Purchaser hereby represents that he, she or it has satisfied and fully observed the laws of the jurisdiction in which he, she or it is located or domiciled, in connection with the acquisition of the Securities, including (i) the legal requirements of the Purchaser’s jurisdiction for the acquisition of the Securities, (ii) any foreign exchange restrictions applicable to such acquisition, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, which may be relevant to the holding, redemption, sale, or transfer of the Securities; and further, the Purchaser agrees to continue to comply with such laws as long as he, she or it shall hold the Investment Securities.

4.11.4  To the knowledge of the Purchaser, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any “directed selling efforts” in the United States as the term “directed selling efforts” is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the Securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the Investment Securities. To the knowledge of the Purchaser, the Securities were not offered to the undersigned through, and the undersigned is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.11.5  The Purchaser will offer, sell or otherwise transfer the Securities, only (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company’s right prior to any offer, sale or transfer pursuant to clauses (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

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4.11.6  The Purchaser will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

4.11.7  The Purchaser represents and warrants that the undersigned is not a citizen of the United States and is not, and has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Purchaser understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the Securities under the Securities Act , and the provisions of relevant state securities laws.

5.           COVENANTS OF THE COMPANY AND PURCHASER

5.1         Use of Proceeds. The Company intends to employ the net proceeds from the purchase and sale of the Units for purposes of its drilling program as well as general working capital, and to further the operations of the Company.

5.2         Registration Rights. For purposes of this Section 5.2, all references to the Purchaser shall be deemed to mean and include, the Purchaser, Placement Agent and their respective assigns as holders of Registrable Securities (as defined in Section 5.2.1(b) below). The Company shall file a registration statement with the SEC pursuant to the Securities Act with respect to the re-sale of all Shares and Warrant Shares (including, for avoidance of doubt, Warrant Shares issuable upon exercise of a Placement Agent Warrants) [within 30 days of the first closing of the offering of the sale of Units hereby and shall obtain effectiveness of such registration statement (the “Registration Deadline”) within 105 calendar days of filing thereof (or 135 days if said registration is subject to review). In the event that the registration statement is not effectuated within the foregoing time periods, the Company shall pay liquidated damages in the amount of 1% of the dollar amount of unregistered Shares and unregistered Warrant Shares (based on the sale price hereby of $[____]) per 30 day period with the first payment to be made on the 30th day immediately following the Registration Deadline.] The foregoing Liquidated Damages shall continue to accrue until the earlier to occur of 1) such time as all Registrable Securities are sold, or 2) such time as such Registrable Securities are no longer deemed Registrable Securities hereunder.

5.2.1       Notice of Registration. If and as the Company shall determine to register any of its securities under the Securities Act in connection with the public offering of such securities, either for its own account or the account of a security holder, other than (A) a registration relating to employee benefit plans, (B) a registration relating to Rule 145 or similar transaction, and (C) a registration on any form that does not include substantially the same information as could be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

(a)          promptly give to each Purchaser written notice thereof; and

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(b)          use commercially reasonable efforts to include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any such Purchaser, except as set forth in Section 5.2.2 below. In the event that the Company decides for any reason not to complete the registration of securities other than Registrable Securities as part of an underwritten public offering it shall specify that such Registrable Securities are to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through underwriters under such registration.

“Registrable Securities” means the following, unless the Company’s underwriters deem that registration of such shares might materially injure an offering by the Company, (i) the Shares, (ii) the Warrant Shares and, (ii) any Placement Agent or Sub-Agent Shares and Wrrants issued to the Placement Agent, Sub-Agents or their/its assigns pursuant to the terms of this Agreement or any agreement with the Placement Agent calling for compensation relating hereto, which have not been registered under the Securities Act pursuant to an effective registration statement filed thereunder; provided, however, that the Purchasers shall not be required to exercise the Warrants in order to have the Warrant Shares included in any registration statement filed on the appropriate form with, and declared effective by, the SEC under the Securities Act and covering the resale by the Purchasers of the Registrable Securities (a “Registration Statement”).

5.2.2      Registration Process. In connection with the registration of the Registrable Securities pursuant to Section 5.2.1, the Company shall:

(a)          Prepare and file with the SEC the Registration Statement and such amendments (including post effective amendments) to the Registration Statement and supplements to the prospectus included therein (a “Prospectus”) as the Company may deem necessary or appropriate and take all lawful action such that the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, not misleading and that the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the period commencing on the effective date of the Registration Statement and ending on the date on which all of the Registrable Securities may be sold to the public without registration under the Securities Act in reliance on Rule 144 (the “Registration Period”) include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b)          Comply with the provisions of the Securities Act with respect to the Registrable Securities covered by the Registration Statement until the earlier of (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by each Purchaser as set forth in the Prospectus forming part of the Registration Statement or (ii) the date on which the Registration Statement is withdrawn;

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(c)          Furnish to each Purchaser and its legal counsel identified to the Company (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (ii) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as the Purchaser may reasonably request in order to facilitate the disposition of the Registrable Securities;

(d)          Register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions as the Purchasers reasonably request, (ii) prepare and file in such jurisdictions such amendments (including post effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(e)          As promptly as practicable after becoming aware of such event, notify each Purchaser of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Purchaser as such Purchaser may reasonably request;

(f)          As promptly as practicable after becoming aware of such event, notify each Purchaser (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement and take all lawful action to effect the withdrawal, rescission or removal of such stop order or other suspension;

(g)          Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Purchaser of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

(h)          In the event of an underwritten offering, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the underwriters reasonably agree should be included therein and to which the Company does not reasonably object and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment;

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(i)          In connection with any underwritten offering, deliver such documents and certificates as may be reasonably required by the underwriters; and

(j)          Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement, which certificates shall, if required under the terms of this Agreement, be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any Purchaser may request and maintain a transfer agent for the Common Stock.

5.2.3       Obligations and Acknowledgements of the Purchasers. In connection with the registration of the Registrable Securities, each Purchaser shall have the following obligations and hereby make the following acknowledgements:

(a)          It shall be a condition precedent to the obligations of the Company to include the Registrable Securities in the Registration Statement that each Purchaser wishing to participate in the Registration Statement (i) shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and (ii) shall execute such documents in connection with such registration as the Company may reasonably request. Prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Purchaser of the information the Company requires from such Purchaser (the “Requested Information”) if such Purchaser elects to have any of its Registrable Securities included in the Registration Statement. If a Purchaser notifies the Company and provides the Company the information required hereby prior to the time the Registration Statement is declared effective, the Company will file an amendment to the Registration Statement that includes the Registrable Securities of such Purchaser provided, however, that the Company shall not be required to file such amendment to the Registration Statement at any time less than five (5) business days prior to the effective date.

(b)          Each Purchaser agrees to cooperate with the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Purchaser has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement;

(c)          Each Purchaser agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 5.2.2(e) or 5.2.2(f), such Purchaser shall immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Purchaser’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5.2.2(e) and, if so directed by the Company, the Purchaser shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Purchaser’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; and

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(d)          Each Purchaser acknowledges that it may be deemed to be a statutory underwriter within the meaning of the Securities Act with respect to the Registrable Securities being registered for resale by it, and if a Purchaser includes Registrable Securities for offer and sale within a Registration Statement such Purchaser hereby consents to the inclusion in such Registration Statement of a disclosure to such effect.

5.2.4       Expenses of Registration. All expenses (other than underwriting discounts and commissions and the fees and expenses of a Purchaser’s counsel) incurred in connection with registrations, filings or qualifications pursuant to this Section 5.2, including, without limitation, all registration, listing, and qualifications fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

5.2.5       Indemnification and Contribution.

(a)          Indemnification by the Company. The Company shall indemnify and hold harmless each Purchaser and each underwriter, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls such underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the 1934 Act (each such Person being sometimes hereinafter referred to as an “Indemnified Person”) from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 5.2.2(e), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

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(b)          Indemnification by the Purchasers and Underwriters. Each Purchaser agrees, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, and each underwriter, if any, which facilitates the disposition of Registrable Securities shall agree, severally and not jointly, as a consequence of facilitating such disposition of Registrable Securities to (i) indemnify and hold harmless the Company, its directors (including any person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the 1934 Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Purchaser shall not be liable under this Section 5.2.5(b) for any amount in excess of the net proceeds paid to such Purchaser in respect of Registrable Securities sold by it.

(c)          Notice of Claims, etc. Promptly after receipt by a Person seeking indemnification pursuant to this Section 5.2.5 (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the Person against whom indemnification pursuant to this Section 5.2.5 is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out of pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (i) the Indemnifying Party shall have agreed to pay such fees, costs and expenses, (ii) the Indemnified Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (iii) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in the preceding sentence, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnified Party shall not, without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnifying Party from all liabilities with respect to such Claim or judgment or contain any admission of wrongdoing.

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(d)          Contribution. If the indemnification provided for in this Section 5.2.5 is unavailable to or insufficient to hold harmless an Indemnified Party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions or alleged statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.2.5(d) were determined by pro rata allocation (even if the Purchasers or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5.2.5(d). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)          Limitation on Purchasers’ and Underwriters’ Obligations. Notwithstanding any other provision of this Section 5.2.5, in no event shall (i) any Purchaser have any liability under this Section 5.2.5 for any amounts in excess of the dollar amount of the proceeds actually received by such Purchaser from the sale of Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Securities Act and (ii) any underwriter be required to undertake liability to any Person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to the Registration Statement.

(f)          Other Liabilities. The obligations of the Company under this Section 5.2.5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 5.2.5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5.2.5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

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5.2.6       Common Stock Issued Upon Stock Split, etc. The provisions of this Section 5.2 shall apply to any shares of Common Stock or any other securities issued as a dividend or distribution in respect of the Shares or the Warrant Shares.

5.2.7       Termination of Registration Rights. The registration rights granted in this Section 5.2 shall terminate with respect to a security upon the date such security is first eligible to be resold pursuant to Rule 144 of the Securities Act.

5.3         Payment for Legal Opinions and Removal of Legends. The Company shall cover all costs associated with removal of any securities act restrictive legends, including, without limitation, the cost of replacement certificates and opinion or letter of Company counsel to the transfer agent, as well as delivery costs, for all Shares and Warrant Shares.

5.3.1      Subsequent Issuance; Preemptive Right.

(i)          Until all of the Registrable Securities are registered in accordance with Section 5.2 or sold by the Purchaser in a Rule 144 Sale (as defined below) or an exemption to registration under the Securities Act, the Company will not conduct any equity related financing or otherwise sell any Common Stock Equivalents, other than Excepted Issuances, without the written consent of holders of a majority of the Units sold in this offering.

(ii)         Notwithstanding the foregoing, during the one year period following the final Closing of this offering, if the Company conducts any equity related financing or otherwise sell any Common Stock Equivalents, other than Excepted Issuances, then the Purchasers shall have the right to participate, pro rata, up to an aggregate of 25% of the total dollar value of the equity related financing or sale of Common Stock Equivalents.

5.3.2      Excepted Issuances. For purposes of Section 5.4, “Excepted Issuance” shall mean in respect to: (i) Common Stock or Common Stock Equivalents issued in connection with this Agreement or otherwise related to this Agreement for other or subsequent investors in said offering, (ii) the Company’s issuance of Common Stock or Common Stock Equivalents upon the exercise or conversion of options, warrants or convertible notes or other securities, outstanding on the date hereof as specifically described in SEC Reports (but not if the amounts and exercise prices of the same are not both already described in the SEC Reports) or specifically disclosed herein, (iii) grants or issuances to officers, directors or employees or other service providers in connection with Board approved (including majority of disinterested and independent board members) employment agreements or stock option, stock, incentive or similar plan granted to officers, directors or employees and other service providers, or (iv) the issuance of securities as full or partial consideration in connection with a bona fide merger, asset acquisition, joint venture or reorganization (other than a mere reincorporation transaction) approved by the Board of Directors of the Company and the majority of disinterested members of the Board. For avoidance of doubt, the foregoing Excepted Issuance exceptions shall only apply during the period in which anti dilution adjustments are made for Lower Price Issuances in accordance with Section 5.4. Common Stock issued or issuable by the Company for services will be deemed to have been issued or to be issued for the value booked in the Company’s public financial statements, or as booked on the recipients 1099 or other tax reporting by the Company in connection with such issuance, whichever is higher.

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5.4         Filing of Reports. The Company will use best efforts to file on a timely basis, any and all reports or amendments thereto, as it is required to file in order to remain fully current with all of its reporting obligations under the Exchange Act so as to enable sales without resale limitations six (6) months from the date of first Closing, pursuant to Rule 144, as amended (“Rule 144 Sales”). It is expressly agreed and acknowledged that the Company’s obligation pursuant to this Section 5.5 shall extend until all of the Registrable Securities are registered in accordance with Section 5.2 or sold by the Purchaser in a Rule 144 Sale or another exemption to registration under the Securities Act after which time the obligations of this Section 5.5 shall terminate automatically. The Company acknowledges and understands that its failure to make such filings on a timely basis could cause irreparable injury to Purchasers and Placement Agent, both with respect to the Shares and Warrant Shares owned by them and that the Company may be subject to liability therefore, including, without limitation, actual lost profits as the result of any failure to file the required reports on a timely basis. Accordingly, if during the period commencing the date of the first Closing and ending 24 months from the date of final Closing, the Company fails to maintain a current filing status with the SEC to allow Rule 144 Sales, a holder of a Unit shall be entitled to liquidated damages of 1% per calendar month capped at the dollar amount such holder invested; provided, however, that an affiliate of the Company shall not be entitled to such liquidated damages. For avoidance of doubt, all references herein to filings to be made on a “timely basis” shall include and mean, any extension periods permissible under Rule 12b-25 of the Exchange Act, provided that the Company has complied with such rule, but not beyond said extension date.

6.           CONDITIONS

6.1         Conditions Precedent to the Obligation of the Company to Close and to Sell the Units. The obligation hereunder of the Company to close and issue and sell the Units to the Purchasers at a Closing is subject to the satisfaction or waiver, at or before such Closing of the conditions set forth below. These conditions are for the Company’s and Placement Agent’ sole benefit and may be waived by the Company and both Placement Agent at any time in their sole discretion.

6.1.1       Accuracy of the Purchasers’ Representations and Warranties. The representations and warranties of each Purchaser (including, for avoidance of doubt, those relating to the Questionnaire) shall be true and correct in all material respects as of the date when made and as of such Closing as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

6.1.2       Performance by the Purchasers. Each Purchaser shall have performed, satisfied, and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchasers at or prior to such Closing.

6.1.3       No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

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6.1.4     Delivery of Purchase Price. The Purchase Price for the Units shall be available in cleared funds and authorized by the Company and Placement Agent, in their sole and absolute discretion, for distribution on such Closing in accordance with the terms hereof.

6.1.5     Delivery of Transaction Documents. The Transaction Documents shall have been duly executed and delivered by the Purchasers to the Company.

6.2     Conditions Precedent to the Obligation of the Purchasers to Close and to Purchase the Shares. The obligation hereunder of the Purchasers to purchase the Units and consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver, at or before such Closing, of each of the conditions set forth below. These conditions are for the Purchasers’ sole benefit and may be waived by the Purchasers and Placement Agent at any time in their sole discretion.

6.2.1     Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all respects as of such Closing, except for representations and warranties that speak as of a particular date, which shall be true and correct in all respects as of such date.

6.2.2     Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing.

6.2.3     No Suspension, Etc. Trading in the Common Stock of the Company shall not have been suspended by the SEC, the OTC Bulletin Board or other OTC Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing).

6.2.4     No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.2.5     No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been initiated, against the Company, or any of the officers, directors or affiliates of the Company seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.

6.2.6     Shares and Warrants. At the Closing, the Company shall have delivered to the Purchasers the Warrants and the Shares and shall have delivered to the applicable Placement Agent the Placement Agent’s Warrants and Placement Agent’s Shares along with all appropriate board resolutions or other necessary documentation in order to issue the Shares in such denominations as each Purchaser may request. The Company shall also deliver this Agreement, duly executed by the Company.

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6.2.7     Secretary’s Certificate. The Company shall deliver to the Placement Agent, a secretary’s certificate, dated as of the each Closing Date, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, (ii) the Company’s Articles of Incorporation, (iii) the Bylaws, each as in effect at such Closing, and (iv) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.

6.2.8     Officer’s Certificate. On the first Closing Date, the Company shall have delivered to the Placement Agent a certificate signed by an executive officer on behalf of the Company, dated as of such first Closing Date, confirming the accuracy of the Company’s representations, warranties, and covenants as of such first Closing Date and confirming the compliance by the Company with the conditions precedent set forth in paragraph 7.2.9 as of such Closing.

6.2.9     Material Adverse Effect. No Material Adverse Effect shall have occurred at or before such Closing Date.

6.2.10     Opinion of Counsel. Counsel for the Company shall have delivered to the Placement Agent, an opinion, in reasonably satisfactory form, to the effect of the due/valid issuance of all Securities, due authority, validity, binding effect of all related agreements contemplated hereby and the Warrants and, no defaults or conflicts caused by this Agreement and related transactions. Notwithstanding that New York law governs this Agreement, such opinion may be given under STATTE law on the assumption that the laws of the states of New York and STATE frare identical.

6.2.11     Lock Up Agreement. All executive officers and directors of the Company inclusive of their affiliated entities that may beneficially own shares of the Company, shall execute a lock up agreement and agree to notify and file such agreement with the Company’s transfer agent to effectively impose a stop sale notice with respect to their shares of the Company, to the effect that such persons may not sell, assign, transfer, pledge or hypothecate any shares held or acquired by them, so long as such person remains an executive officer or director of the Company, from commencement of the offering and continuing for a period of 270 days following the final closing of the offering and, thereafter, sales of unregistered shares may only be made by such persons in accordance with the resale limitations set forth for them, as applicable, under Rule 144 of the Securities Act.

7.     PLACEMENT AGENT/LEGAL FEES.

7.1     Placement Agent’s Commissions; Sub-Agent’s Commissions. The Company acknowledges that it has retained Brean Capital, LLC to act as its Placement Agent (“Placement Agent”) and that the Placement Agent may engage additional sub-agents that are FINRA member firms (“Sub-Agents”), to assist with the Company’s private placement. The Company shall pay to the Placement Agent (and/or their respective agents): (a) a fee in cash equal to a maximum of 6% of the gross cash proceeds to the Company resulting from the sale by the Placement Agent of certain of the Units in this Offering; and (b) three year warrants to purchase 3% of the number of Units sold by such Placement Agent in the offering (“Placement Agent Warrants”), which securities shall have the same terms and conditions as provided to the Purchasers (collectively, the “Placement Agent Fees”) and (c) up to $xx,000 in expenses of Brean Capital.

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7.2     Legal Fees. The Company shall pay all legal fees of the Placement Agent in connection with this Agreement as set forth in the Placement Agent Agreement, together with costs of Company counsel, blue sky legal costs, printing, and filing fees.

8.     MISCELLANEOUS.

8.1     Indemnification. Each Purchaser agrees to defend, indemnify and hold the Company harmless against any liability, costs or expenses arising as a result of any dissemination of any of the Securities by such Purchaser in violation of the Securities Act or applicable state securities law.

8.2     Governing Law. The validity and interpretation of this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of New York. Each of the parties hereto and their assigns hereby consents to the exclusive jurisdiction and venue of the Courts of the State of New York, located in the City and County of New York and the United States District Court, Southern District, for the State of New York with respect to any matter relating to this Agreement and performance of the parties’ obligations hereunder, the documents and instruments executed and delivered concurrently herewith or pursuant hereto and performance of the parties’ obligations thereunder and each of the parties hereto hereby consents to the personal jurisdiction of such courts and shall subject itself to such personal jurisdiction. Any action, suit or proceeding relating to such matters shall be commenced, pursued, defended and resolved only in such courts and any appropriate appellate court having jurisdiction to hear an appeal from any judgment entered in such courts. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. Service of process in any action, suit or proceeding relating to such matters may be made and served within or outside the State of New York by registered or certified mail to the parties and their representatives at their respective addresses specified in Section 9.7, provided that a reasonable time, not less than thirty (30) days, is allowed for response. Service of process may also be made in such other manner as may be permissible under the applicable court rules. THE PARTIES HERETO WAIVE TRIAL BY JURY.

8.3     Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

8.4     Entire Agreement. This Agreement and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto and thereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

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8.5     Severability. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.6     Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended, and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and a majority of the Purchasers, or, to the extent such amendment affects only one Purchaser, by the Company and such Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon each future holder of any security purchased under this Agreement (including securities into which such securities have been converted) and the Company.

8.7     Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be effective when delivered personally, or sent by telex or telecopier (with receipt confirmed), provided that a copy is mailed by registered mail, return receipt requested, or when received by the addressee, if sent by Express Mail, Federal Express or other express delivery service (receipt requested) in each case to the appropriate address set forth below:

If to the Company:	Company Inc.
[_____________________]
[_____________________]
Facsimile: (___) [__________]
Email: [________________]
Attn: [_______________________]

With a copy to:	[______________________________]
[______________________________]
[_____________________________]
Facsimile: [______________]
Email: [___________________]
Attn: [__________________]

If to the Purchaser:	At the address set forth on the Purchaser’s Signature Page

With a copy to:	Brean Capital, LLC
1345 Avenues of the Americas, 29th Floor
New York, NY 10105
Facsimile: 212-702-6548
Email: jsacher@breancapital.com
Attention: Jeff Sacher

With a copy to:	Counsel
Street
State
Facsimile:
Email:
Attention:

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8.8     Faxes, Electronic Mail and Counterparts. This Agreement may be executed in one or more counterparts. Delivery of an executed counterpart of the Agreement or any exhibit attached hereto by facsimile transmission or electronic mail (any such delivery, an “Electronic Delivery”), shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them in person to all other parties. No party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense related to lack of authenticity.

8.9     Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

8.10     Further Assurances. At any time and from time to time after the Closing, upon reasonable request of the other, each party shall do, execute, acknowledge and deliver such further acts, assignments, transfers, conveyances and assurances as may be reasonably required for the more complete consummation of the transactions contemplated herein.

8.11     Legal Fees. In the event any suit or other legal proceeding is brought for the enforcement of any of the provisions of this Agreement, the parties hereto agree that the prevailing party or parties shall be entitled to recover from the other party or parties upon final judgment on the merits reasonable attorneys’ fees, including attorneys’ fees for any appeal, and costs incurred in bringing such suit or proceeding.

APPLICABLE ONLY IN THE EVENT ANY UNITS ARE SOLD TO FLORIDA RESIDENTS - FLORIDA LAW PROVIDES THAT WHEN SALES ARE MADE TO FIVE OR MORE PERSONS IN FLORIDA, ANY SALE MADE IN FLORIDA IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE COMPANY, AN AGENT OF THE COMPANY OR AN AUTHORIZED ESCROW AGENT OR WITHIN THREE DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. THIS SALE IS BEING MADE IN FLORIDA. PAYMENTS FOR TERMINATED SUBSCRIPTIONS VOIDED BY PURCHASERS AS PROVIDED FOR IN THIS PARAGRAPH WILL BE PROMPTLY REFUNDED WITHOUT INTEREST. NOTICE SHOULD BE GIVEN TO THE COMPANY AT THE ADDRESS SPECIFIED HEREIN.

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[Counterpart Signature Page To Securities Purchase
Agreement of Company Inc.]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth on the Purchase Signature Page hereto.

PURCHASER

(By Counterpart Form - See Purchaser Signature Pages following the Questionnaire)

COMPANY

Company INC.

(By Execution of Acceptance Page following Certificate of Signatory)

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PURCHASER SIGNATURE PAGES

The undersigned Purchaser has read the Securities Purchase Agreement of Company Inc., a STATE corporation dated as of ________ __, 2014, and acknowledges that the completion of this Questionnaire and the execution of the Purchaser Signature Page that follows shall constitute the undersigned’s execution of such Agreement. This Questionnaire is and shall remain part of the Agreement. All capitalized terms used herein shall be as defined in such Agreement

I hereby subscribe for ____ Unit(s), at a Purchase Price of $[________] per Unit, each Unit comprised of [______] Shares of Common Stock of the Company, Warrants to purchase [_______] shares of Common Stock at an exercise price of $[____] per share, for an aggregate Purchase Price of $__________________.

I am a resident of the State(s) or Country of ______________ and                     .

Please print above the exact name(s) in which the Shares and Warrants are to be held

My address is:

My phone number is:  _________________________________________________________________________

[Continued]

SP-1

ACCREDITED INVESTOR QUESTIONNAIRE

Company Inc. Offering of Units

I acknowledge that the offering of the Units is subject to the Federal securities laws of the United States and state securities laws of those states in which the Units are offered, and that, pursuant to the U.S. Federal securities laws and state securities laws, the Units may be purchased by persons who come within the definition of an “Accredited Investor” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act (“Regulation D”).

By initialing one of the categories below, I represent and warrant that I come within the category so initialed and have truthfully set forth the factual basis or reason I come within that category. All information in response to this paragraph will be kept strictly confidential. I agree to furnish any additional information that the Company deems necessary in order to verify the answers set forth below.

NOTE: You must initial at least ONE category.

Individual Purchaser:

(A Purchaser who is an individual may initial either Category I, II, or III)

Category I ______	I am a director or executive officer of the Company.

Category II ______

I am an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with my spouse, presently exceeds $1,000,000.*

Explanation. In calculation of net worth, you may include equity in personal property and real estate other than your principal residence, including cash, short term investments, stocks and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category III ______	I am an individual (not a partnership, corporation, etc.) who had an individual income in excess of $200,000 in 2011 and 2012, or joint income with my spouse in excess of $300,000 in 2011 and 2012, and I have a reasonable expectation of reaching the same income level in 2014.**

____________________

* For purposes of this Accredited Investor Questionnaire, “net worth” means the excess of total assets at fair market value, including cash, stock, securities, personal property and real estate (other than your primary residence), over total liabilities (other than a mortgage or other debt secured by your primary residence). In the event that the amount of any mortgage or other indebtedness secured by your primary residence exceeds the fair market value of the residence, that excess liability should also be deducted from your net worth. Any mortgage or indebtedness secured by your primary residence incurred within 60 days before the time of the sale of the securities offered hereunder, other than as a result of the acquisition of the primary residence, shall also be deducted from your net worth.

SP-2

** For purposes of this Accredited Investor Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax-exempt interest income under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”), received; (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040; (iii) any deduction claimed for depletion under Section 611 et seq. of the Code; (iv) amounts contributed to an Individual Retirement Account (as defined in the Code) or Keogh retirement plan; (v) alimony paid;(vi) any elective contributions to a cash or deferred arrangement under Section 401(k) of the Code; and (vii) for applicable taxable years, any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code.

Entity Purchasers:

(A Purchaser which is a corporation, limited liability company, partnership, trust, or other entity may initial either Category IV, V, VI, VII or VIII)

Category IV ______

The Purchaser is an entity in which all of the equity owners are “Accredited Investors” as defined in Rule 501(a) of Regulation D. If relying upon this category alone, each equity owner must complete a separate copy of this Agreement.

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

(describe entity)

Category V ______	The Purchaser is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Units offered, whose purchase is directed by a “Sophisticated Person” as described in Rule 506(b)(2)(ii) of Regulation D.

Category VI ______

The Purchaser is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Units, with total assets in excess of $5,000,000.

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

(describe entity)

SP-3

Category VII ______

The Purchaser is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

(describe entity)

Category VIII _____

Any bank as defined in section 3(a)(2) of the Securities Act of 1933, as amended (“Act”), or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

________________________________________________________________________

________________________________________________________________________

________________________________________________________________________

(describe entity)

Executed this _____ day of _________, 2014 at ____________________, ________________.

[Continued]

SP-4

REGULATION S CERTIFICATION

(For Non “U.S. Person” Individual or Entity Purchasers Only)

This Regulation S Certification (“Certification”) is being delivered in connection with the Securities Purchase Agreement dated May __, 2014 (the “Agreement”), by and between Company Inc., a STATE corporation (the “Company”), and each of the purchasers who execute the Purchaser Signature Page thereto (the “Purchaser”), and may be relied upon by the Company, its transfer agent and its counsel in connection with the transactions contemplated by the Agreement and the issuance of Units contemplated by the Agreement. The undersigned Purchaser, being a party to the Agreement hereby certifies that the following statements are true, correct, and complete as of the date of this Certification. Capitalized terms used and not defined herein shall have the meanings assigned to them in the Agreement.

1.          Purchaser is familiar with Regulation S (“Regulation S”) promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”).

2.          Purchaser is a not a “U.S. Person,” as defined in Regulation S and as set forth in the Agreement.

3.          Purchaser and each Unit Holder (as defined below) understand and acknowledge that (A) the Securities have not been registered under the Securities Act, are being sold in reliance upon an exemption from registration afforded by Regulation S; and that such Securities have not been registered with any state securities commission or authority; (B) pursuant to the requirements of Regulation S, the Securities may not be transferred, sold or otherwise exchanged unless in compliance with the provisions of Regulation S and/or pursuant to registration under the Securities Act, or pursuant to another available exemption thereunder; (C) the Company is under no obligation to register the Securities under the Securities Act or any state securities law, or to take any action to make any exemption from any such registration provisions available; and (D) the Company will refuse to register any transfer of Securities not made in accordance with the provisions of Regulation S, and/or pursuant to registration under the Securities Act of pursuant to another available exemption thereunder.

4.          Purchaser has requested that certificates representing the Securities be issued in the name of certain clients or customers of Purchaser who have provided funds for the acquisition of the Securities (such persons and entities referred to as “Unit Holders”). No Unit Holder is a “U.S. Person” as defined in Regulation S. Neither Purchaser nor any Unit Holder is acquiring the Securities for the account of any U.S. Person.

5.          Neither Purchaser nor any Unit Holder was formed specifically for the purpose of acquiring the Securities pursuant to the Agreement.

SP-5

6.         The offer leading to the issuance of the Securities, to any transfer of Securities to the Unit Holders, and to the issuance of certificates to the Unit Holders, was made in an “offshore transaction” as defined in Regulation S. For purposes of Regulation S, Purchaser understands that an “offshore transaction” as defined under Regulation S is any offer or sale not made to a person in the United States and either (A) at the time the buy order is originated, the purchaser is outside the United States, or the seller or any person acting on his/her behalf reasonably believes that the purchaser is outside the United States; or (B) for purposes of (1) Rule 903 of Regulation S, the transaction is executed in, or on or through a physical trading floor of an established foreign exchange that is located outside the United States or (2) Rule 904 of Regulation S, the transaction is executed in, on or through the facilities of a designated offshore securities market, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the U.S.

7.          Neither Purchaser, nor any affiliate or any person or entity acting on Purchaser’s behalf, nor any Unit Holder, has made or is aware of any “directed selling efforts” in the United States, which is defined in Regulation S to be any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities.

8.          Purchaser understands that the Company is the issuer of the Securities which are the subject of the Agreement, and that, for purpose of Regulation S, a “distributor” is any underwriter, dealer or other person who participates, pursuant to a contractual arrangement, in the distribution of securities offered or sold in reliance on Regulation S and that an “affiliate” is any partner, officer, director or any person directly or indirectly controlling, controlled by or under common control with any person in question. Purchaser agrees that Purchaser will not, during the Restricted Period set forth under Rule 903(b)(iii)(A), act as a distributor, either directly or through any affiliate, nor shall he/she sell, transfer, hypothecate or otherwise convey the Securities other than to a non-U.S. Person.

Resale Restrictions

9.          Purchaser is purchasing the Units for its own account and risk and not for the account or benefit of a U.S. Person (as defined in Regulation S). Purchaser understands, acknowledges and agrees that he/she must bear the economic risk of an investment in the Securities for an indefinite period of time and that prior to any such offer or sale, the Company may require, as a condition to effecting a transfer of the Securities, an opinion of counsel, acceptable to the Company, as to the registration or exemption therefrom under the Securities Act and any state securities acts, if applicable.

10.         Purchaser will, during and after the expiration of the distribution compliance period, as set forth under Regulation S Rule 903(b)(3)(iii)(A), offer, sell, pledge or otherwise transfer the Securities only in accordance with Regulation S, or pursuant to an available exemption under the Securities Act. The issuance of the Securities pursuant to the Agreement has neither been pre-arranged with a purchaser who is in the U.S. or who is a U.S. Person, nor is it part of a plan or scheme to evade the registration provisions of the United States federal securities laws. During such distribution compliance period, Purchaser will not engage in hedging transactions with regard to the common stock of the Company, unless in compliance with the Securities Act.

SP-6

Legends

11.          Purchaser acknowledges, on behalf of Purchaser and the Unit Holders, that substantially the following legend may appear on any certificates that may be issued in respect of the Securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN OFFERED AND SOLD IN AN “OFFSHORE TRANSACTION” IN RELIANCE UPON REGULATION S AS PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION. ACCORDINGLY, THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE TRANSFERRED OTHER THAN IN ACCORDANCE WITH REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY. THE SECURITIES REPRESENTED BY THIS CERTIFICATE CANNOT BE THE SUBJECT OF HEDGING TRANSACTIONS UNLESS SUCH TRANSACTIONS ARE CONDUCTED IN COMPLIANCE WITH THE SECURITIES ACT.

IN WITNESS WHEREOF, the undersigned has executed this Regulation S Certification as of the date set forth below.

PURCHASER:

NAME: ____________________________

By: ________________________________

Title: ________________________________

DATED: ________________________________

[Signature Page to Regulation S Certification]

[Signature Pages Continue]

SP-7

PURCHASER SIGNATURE PAGE

(For Individual Purchasers)

     This Securities Purchase Agreement of Company Inc. (including the Questionnaire) is hereby executed and entered into by the below Purchaser.

No. of Units: __________(@$[_______] per Unit) No. of Shares/Warrants: _______________ Purchase Price $_____________

__________________________________

Signature (Individual)

____________________________________

Name (Print)

____________________________________

Street address

____________________________________

City, State, Zip Code & Country

____________________________________ Tax Identification or Social Security Number (_____ )_____________________________ Telephone Number (_____ )_____________________________ Facsimile Number

Address to Which Correspondence Should Be Directed (if different from above) ____________________________________ c/o Name ____________________________________ Street Address

____________________________________ City, State, Zip Code & Country (______)____________________________ Telephone Number (______)____________________________ Facsimile Number

SP-8

PURCHASER SIGNATURE PAGE

(for Corporation, Partnership, Trust or Other Entities)

This Securities Purchase Agreement of Company Inc. (including the Questionnaire) is hereby executed and entered into by the below Purchaser:

No. of Units: __________(@$[_______] per Unit) No. of Shares/Warrants: _______________ Purchase Price $_____________

__________________________________

Signature (Individual)

____________________________________

Name (Print)

____________________________________

Street address

____________________________________

City, State, Zip Code & Country

____________________________________ Tax Identification or Social Security Number (_____ )_____________________________ Telephone Number (_____ )_____________________________ Facsimile Number

Address to Which Correspondence Should Be Directed (if different from above) ____________________________________ c/o Name ____________________________________ Street Address

____________________________________ City, State, Zip Code & Country (______)____________________________ Telephone Number (______)____________________________ Facsimile Number

*If Units are being subscribed for by an entity, the Certificate of Signatory that follows must also be completed.

SP-9

CERTIFICATE OF SIGNATORY

(To be completed if Units are being subscribed for by an entity)

I,___________________________________________, am the _____________________________ of

______________________________________________________ (the “Entity”).

I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Securities Purchase Agreement and to purchase and hold the Shares and Warrants that comprise the Units. The Securities Purchase Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have hereto set my hand this ______ day of _______, 2014.

Signature

SP-10

ACCEPTANCE PAGE TO SECURITIES PURCHASE AGREEMENT OF

COMPANY INC.

The foregoing subscriptions for ________ Units (with [_____] Shares and Warrants per Unit), for an aggregate purchase price of $___________ at a Purchase Price of $[_______] per Unit, in accordance with the foregoing Securities Purchase Agreement, AGREED AND ACCEPTED; provided, however, that the Company may accept additional subscriptions from time to time without consent of Purchasers until the maximum offering amount (plus the over-allotment option, if any) are accepted and Closed upon, in accordance with this Agreement:

COMPANY INC.

By:
Name:

Title: Chief Executive Officer

Date: ___________________

SP-11

COMPANY DISCLOSURE SCHEDULE

Capitalized terms not otherwise defined in this Company Disclosure Schedule shall have the same meaning as in the Agreement.

The disclosure of any matter in this Company Disclosure Schedule should not be construed as indicating that such matter is necessarily required to be disclosed in order for any representation or warranty in the Agreement to be true and correct in all material respects. Any description of any document included in this Company Disclosure Schedule is qualified in all respects by reference to such document.

Schedules

EXHIBIT A

Form of Common Stock Purchase Warrant

EXHIBIT B

Form of Escrow Agreement